UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2010

Ener1, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34050	59-2479377

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2010, Ener1, Inc. (“Ener1”) entered into a Securities Purchase Agreement (“SPA”) with Ener1 Group, Inc. (“Ener1 Group”), whereby Ener1 Group purchased 5,665,723 unregistered shares of Ener1’s common stock, a warrant exercisable into 910,000 shares of common stock at an exercise price of $3.53 per share (“Class C Warrant”) and a warrant exercisable into 1,516,670 shares of common stock at an exercise price of $4.46 per share (“Class D Warrant”) (the Class C Warrant and the Class D Warrant are collectively referred to as the “Warrants”).  Pursuant to a letter agreement, the Warrants are not exercisable or transferable by Ener1 Group unless and until Ener1 has obtained the approval of the holders of a majority of the outstanding shares of its common stock for the issuance of the Warrants and the issuance of the shares of common stock upon the exercise thereof.  The Warrants expire on the five year anniversary of the first date on which they can be exercised. The Warrants have customary anti-dilution adjustments.  The aggregate purchase price for the shares and Warrants was $20 million, and net proceeds to Ener1 after fees and expenses were $19.7 million.  The financing is expected to close next week.  The above description of the SPA and Warrants are qualified in their entirety by the full text of the SPA and Warrants, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and which are hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on September 23, 2010 entitled “ENER1 Receives Additional $20 Million Equity from Principal Shareholder; Raises $160 Million in 2010 and Completes Financing for 260 MW Capacity.”  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Securities Purchase Agreement between Ener1, Inc. and Ener1 Group, Inc., dated September 21, 2010.

Exhibit 10.2 Class C Warrant to Purchase Common Stock of Ener1, Inc., dated September 21, 2010.

Exhibit 10.3 Class D Warrant to Purchase Common Stock of Ener1, Inc., dated September 21, 2010.

Exhibit 99.1 Press release dated September 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

September 23, 2010	By:	/s/ Charles Gassenheimer
Name: Charles Gassenheimer
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement between Ener1, Inc. and Ener1 Group, Inc., dated September 21, 2010.

10.2	Class C Warrant to Purchase Common Stock of Ener1, Inc., dated September 21, 2010.

10.3	Class D Warrant to Purchase Common Stock of Ener1, Inc., dated September 21, 2010.

99.1	Press Release dated September 23, 2010.